Fees Summary	Jun. 06, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 498,180,000.00
Previously Paid Amount	0.00
Total Fee Amount	76,271.36
Total Offset Amount	0.00
Net Fee	$ 76,271.36
Final Prospectus	false